UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 16, 2014 (December 15, 2014)

QLT Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 250, Vancouver, B.C.

Canada, V5T 4T5

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On December 15, 2014, QLT Inc. (“QLT” or the “Company”) held its Annual General Meeting of shareholders in Vancouver, British Columbia (the “AGM”). At the AGM, QLT shareholders voted to elect directors. Each of the six nominees to the Board of Directors identified and described in QLT’s proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on November 19, 2014 (the “Proxy”), was elected at the AGM, to hold office until the Company’s next annual meeting of shareholders or until his or her successor is duly elected, unless he or she resigns earlier. The vote on the resolution to elect six directors is set forth below, and each of the directors was declared elected:

	NUMBER OF SHARES
DIRECTORS NOMINATED	FOR	AGAINST	WITHHELD	NON VOTE
Jason M. Aryeh	19,863,451	0	254,321	4,702,101
Dr. Geoffrey F. Cox PhD	19,986,585	0	131,187	4,702,101
Dr. John W. Kozarich PhD	19,993,991	0	123,781	4,702,101
Jeffrey A. Meckler	19,854,035	0	263,737	4,702,101
Dr. Stephen L. Sabba MD	19,998,081	0	119,691	4,702,101
John C. Thomas Jr.	19,864,082	0	253,690	4,702,101

At the AGM, the shareholders also ratified and approved QLT’s Amended and Restated Advance Notice Policy, as described in the Proxy and as attached as Exhibit A to the Proxy. The vote on the resolution is set forth below, and the resolution was declared passed:

FOR	AGAINST	WITHHELD	NON VOTE
19,975,777	130,903	11,092	4,702,101

Additionally, at the AGM, the shareholders approved the proposal to appoint Deloitte LLP as the Company’s independent auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors. The vote on the resolution is set forth below, and the resolution was declared passed:

FOR	AGAINST	WITHHELD	NON VOTE
24,378,560	0	441,313	0

At the AGM, the shareholders also approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Proxy. The vote on the resolution is set forth below, and the resolution was declared passed:

FOR	AGAINST	WITHHELD	NON VOTE
19,375,718	719,872	22,182	4,702,101

Item 8.01.	Other Events.

On December 16, 2014, QLT Inc. issued a press release announcing certain results from its AGM. In the press release, the Company also announced that, following the termination of the Agreement and Plan of Merger with Auxilium Pharmaceuticals, Inc. in October 2014, the Company continues its review of strategic and business options. The Company has engaged Greenhill & Co. to act as advisor to the Company in connection with developing, and advising the Company with respect to, various strategic and business alternatives for QLT. Strategic and business alternatives that the Company may consider include, but are not limited to, asset divestiture, partnering or other collaboration agreements, merger, reverse merger, reorganization or similar transactions, potential acquisitions, or recapitalizations, in addition to continuing to operate the Company in the ordinary course of business and developing its synthetic retinoid program.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Press Release dated December 16, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QLT INC.

By:	/s/ Sukhi Jagpal
Name:	Sukhi Jagpal
Title:	Chief Financial Officer

Date: December 16, 2014

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